UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 20, 2015

STANDARD METALS PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-14319	84-0991764
(Commission File Number)	(IRS Employer Identification No.)

611 Walnut Street, Gadsden, Alabama 35901

(Address of principal executive offices) (Zip Code)

(888) 960-7347

(Registrant’s telephone number, including area code)

 __________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 20, 2015, the Board of Directors appointed Bobby Cooper as a member of the Board of Directors of Standard Metals Processing, Inc. (“the Company”).

The press release issued by the Company announcing Mr. Cooper’s appointment is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01	Exhibits

99.1	Press Release issued by Standard Metals Processing, Inc. on August 20, 2015, “Former President and CEO of Kennecott Corporation and Rio Tinto Executive, Bobby Cooper joins Standard Metals Processing, Inc. as Director.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Metals Processing, Inc.
Date: August 20, 2015

	By:	/s/ Sharon L. Ullman
Sharon L. Ullman